CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement No. 002-30771 on Form N-4 of our report dated February 27, 2023, relating to the financial statements of American Fidelity Separate Account A.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma
April 26, 2023

CONSENT OF INDEPENDENT AUDITOR

We consent to the use in this Registration Statement No. 002-30771 on Form N-4 of our report dated April 13, 2023, relating to the financial statements of American Fidelity Assurance Company.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma
April 26, 2023